Exhibit 99.1

                            Joint Filer Information

Date of Event Requiring
  Statement:                  April 7, 2005

Issuer Name and Ticker or
Trading Symbol:               Celanese Corporation (CE)

Designated Filer:             Blackstone Management Associates
                                (Cayman) IV L.P.

Other Joint Filers:           Blackstone Capital Partners (Cayman) IV L.P.,
                              Blackstone Family Investment Partnership (Cayman)
                              IV-A L.P., Blackstone Capital Partners (Cayman)
                              IV-A L.P.,  Blackstone Chemical Coinvest
                              Partners  (Cayman) L.P.

Addresses:                    The principal business address of each of the
                              Joint Filers above is c/o The Blackstone Group,
                              345 Park Avenue, New York, New York 10154

Signatures:                   Blackstone Capital Partners (Cayman) IV L.P.

                              By: Blackstone Management Associates (Cayman) IV L.P., its general partner

                                   By:  Blackstone LR Associates (Cayman) IV
                                        Ltd., its general partner

                                   By:  /s/ Robert L. Friedman
                                        ------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Director

                              Blackstone Family Investment Partnership
                                (Cayman) IV-A L.P.

                              By: Blackstone Management Associates (Cayman) IV L.P., its general partner

                                   By:  Blackstone LR Associates (Cayman) IV
                                        Ltd., its general partner

                                   By:  /s/ Robert L. Friedman
                                        ------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Director

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                              Blackstone Capital Partners (Cayman) IV-A L.P.

                              By: Blackstone Management Associates (Cayman) IV L.P., its general partner

                                   By:  Blackstone LR Associates (Cayman) IV
                                        Ltd., its general partner

                                   By:  /s/ Robert L. Friedman
                                        ------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Director

                              Blackstone Chemical Coinvest Partners (Cayman)
                                L.P.

                              By: Blackstone Management Associates (Cayman) IV L.P., its general partner

                                   By:  Blackstone LR Associates (Cayman) IV
                                        Ltd., its general partner

                                   By:  /s/ Robert L. Friedman
                                        ------------------------------
                                        Name:  Robert L. Friedman
                                        Title: Director